[Image]    Scudder Large Company Value Fund Profile
---------------------------------------------------------------------------

     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
     ----------------------------------------------------------------------

     Fund Profile
     February 1, 1998

     ----------------------------------------------------------------------

     1. What Is The Fund's Objective?

     Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

     2. What Does The Fund Invest In?

     The Fund is free to invest in a wide range of marketable securities which the Fund's investment adviser, Scudder Kemper Investments, Inc. believes offer the potential for long-term appreciation. The Fund will normally invest at least 65% of its assets in the equity securities of large U.S. companies, i.e. those with $1 billion or more in total market capitalization.

     The Fund invests principally in common stocks, and consistent with its objective of long-term capital appreciation, preferred stocks. The Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. Market misconceptions, temporary bad news, and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. Accordingly, the prices of such securities can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. These "undervalued" securities can provide the opportunity for above-average market performance.

     The Fund's investment flexibility enables it to pursue investment value in all sectors of the stock market, including: companies that generate or apply new technologies, new and improved distribution techniques or new services; companies that own or develop natural resources; companies that may benefit from changing consumer demands and lifestyles; foreign companies; and companies whose earnings are temporarily depressed and are currently out of favor with investors.

     The Fund may invest up to 20% of its assets in debt securities rated below investment-grade (i.e., below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poors, "junk bonds") or their equivalents, as determined by the adviser.

     3. What Are The Risks Of Investing In The Fund?

     The Fund may involve above-average stock market risk. Investment in common stocks, particularly "undervalued" stocks, carries the risk that their prices may not rise to a level reflective of Scudder's valuation. In addition, movements of the stock market will affect the Fund's share price, which may vary from day to day. Other risk factors are that the value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund, and that in rising markets the types of stocks emphasized in the Fund may underperform other sectors of the stock market. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade. Securities rated C by Moody's or D by S&P may be in default with respect to payment of principal and interest.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Large Company Value Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended September 30, 1997.

       Investment management fee                          0.64%

       12b-1 fees                                         None

       Other expenses                                     0.29%
                                                          ------

       Total Fund operating expenses                      0.93%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $9             $30               $51               $114

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate.

          THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

        BAR CHART TITLE: Total returns for years ended December 31:
        BAR CHART DATA:
                            1988       29.71%
                            1989       33.80
                            1990      -16.98
                            1991       42.96
                            1992        7.09
                            1993       20.07
                            1994       -9.87
                            1995       31.65
                            1996       19.55
                            1997       32.54


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1997


                             One Year          32.54%
                             Five Years        17.68%
                             Ten Years         17.41%



     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


     ----------------------------------------------------------------------
     [Image]Scudder Kemper wants you to make informed investment decisions. This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

     ----------------------------------------------------------------------
     Contact Scudder